

Niusule Biotech Corp.

Solution to a healthier food source

CORPORATE PRESENTATION

FALL, 2010

Safe Harbor Statement

This news release contains certain "forward-looking statements." Forward-looking statements are based on current expectations and assumptions and are inherently subject to risks and uncertainties, some of which cannot be predicted or quantified, and many of which are beyond the Company's control. The forward-looking statements are also identified through the use of words "believe," enable," "may," "will," "could," "intends," "estimate," "anticipate," "plan," "predict" "probable," "potential," "possible," "should," "continue,""project", "expect" and other words of similar meaning. Actual results could differ materially from these forward-looking statements as a result of a number of risk factors detailed in the Company's periodic reports filed with the SEC. Given these risks and uncertainties, investors are cautioned not to place undue reliance on such forward-looking statements and no assurances can be given that such statements will be achieved. Niusule Biotech Corp. does not assume any duty to publicly update or revise the material contained herein.

Financial Overview

A Leading Innovative Animal Health Products Company in China

Symbol	NIUS.OB
Shares Outstanding	61.8MM
Market Cap	$18.83MM* (as of 9/10)
Stock Price	$0.30 * (as of 9/10)
Float	1.3MM shares
Revenue (**Q3 2010)	$2.53MM*
Net Income (**Q3 2010)	$0.59MM*
EPS (**Q3 2010)	$0.01*

* USD

**NIUS year-end is June 30th

Corporate Milestones

1999
- Tianjin Behigh established
- Awarded "Veterinary Drug Manufacturing Certificate"

2003
- Tianjin Behigh subsidiary "Tianjin Jihe Tech Co. Ltd." established
- Tianjin Xinlong Feed Additive Co. Ltd. established

2005
- New facility awarded veterinary drug certificate by China's Ministry of Agriculture
- Pharmaceutical retail business launched

2008
- Merger of Tianjin Behigh Tech & Tianjin Behigh Pharma
- Official Name: Tianjin Behigh Pharmaceutical Co., Ltd.

2009
- Niusule begins distribution of PlantFusion & Gummy Bears in Hangzhou
- Niusule Bioengineering Co. Ltd. formed

2010
- Q1 2010: Niusule acquired 59% of Tianjin Behigh
- Integration of both businesses with stronger focus on animal health expansion

Company Overview

- High-quality pharmaceutical and nutritional supplement products. Business focus: animal health: 80% ; human [children] health: 20%
- Acquired the veterinary drugs and feed additives manufacturing license issued by China's Ministry of Agriculture.
- ***Only*** company in Tianjin GMP certified for small volume injections, tablets, granules, oral solutions, powder, pulvis, and disinfectant for animal use.
- Retail distribution network throughout China. 200 outlets at high-end supermarkets and shopping malls in Zhejiang province, Shanghai, and Beijing.
- 180+ products and 10 GMP production lines certified by the Chinese government; 2,000+ customers and products marketed in 30 provinces nationwide.
- Sulfachloropyrazin Sodium, Soluble Powder, Florfenicol Powder, and Chaihu Injection are certified new veterinary drugs by the Chinese government.



Growing Industry in China

Veterinary Drug Market = $6B-$7.2B USD[1]

- Strong demand for quality grade meat, eggs and milk.
- Veterinary drugs industry poised for rapid growth. From 2005-2009, the CAGR of annual sales revenue of veterinary drug industry is 34.7%[1].
- Farming industry within China has 15% - 20% higher annual growth than developed countries[2].
- 1.3B people require safe livestock products daily. Proportion of scale farming will increase through 2020. Large-scale breeding growth: chickens = 60%, pigs = 50%[2].
- Farmer (customer) demand for innovative animal health products[2].







Increased demand for safe, high-quality, nutritional, and pollution-free green products drives the veterinary drug industry.

[1] www.askci.com May,2010
[2] www.askci.com Sep, 2009

Animal Health Market in China

Market Production Output for Animal Vaccine			
Year	**Virus Diseases Biological Drugs**	**Virus Diseases Chemical Drugs**	**Total**
2007	161-181M	395-453M	557-799M
2008	273-312M	718-829M	991M-1.14B

Chinese animal-vaccine drug sales exceeded $4.39B (USD) in 2008*



* Conversion rate is $1 USD = 6.8285 RMB (June 2010)

Niusule's Sales & Distribution Strategy

- 6 distribution branches covering 30 provinces and cities nationwide.



- 160 city-level distributors, 800 county distributors, and 1,100 town-level distributors.
- Product-technology focused marketing strategy
  - Teach farms animal health and disease control strategies
  - Educate farmers on IFN-γ and compound vitamin
- Build 150-200 product technology centers in major farm areas.



- Hire industry experts for 200+ lectures nationwide annually on animal-health topics.
- Existing long-term, built-in customer base receptive to new products.



- ERP accounting software tracks cash, credit, and wire sales.

Extensive Products

Injections



MLK
美莲康·抗毒
氟红
必佳
BEHIGH
热威宁
佳福安
热毒清
迪诺
美洛宁

Western Powder



球痢克
呼肠安

Chinese Medicine Powder



BEHIGH

Solutions



Future Product Portfolio

- **Chicken Interferon (IFN-γ)**
  - Interferon-γ is the strongest immunomodulator
  - The only biological drug in the market certified by the Ministry of Agriculture
  - 3-5 years barrier for competitors to enter market
  - National demand for IFN-γ is 15-18B injections/year

- **New Fat & Lipid Soluble Compound Vitamin Preparations**
  - Essential component in the animal feed
  - 123M tons annual feed production capacity
  - Competitively priced with traditional powder vitamins
  - National demand for vitamin supplements feed exceeds 120,000 tons per year


Ministry of Agriculture of the People's Republic of China

Research & Development

- 60% of Niusule products have been derived from R&D.
- 40% of products technically enhanced.
- 25+ scientists employed.
- Government recognition: *Certificate of New Veterinary Drug*.
- Collaborating with *China Agricultural University* on new R&D products.
- Clinical trial base is *Huazhong Agricultural University*.
- Productive teaching researching association with the *Tianjin Agricultural College.*



Huazhong Agricultural University
1898-2010

中国农业大学
CHINA AGRICULTURAL UNIVERSITY
1905


天津农学院
产学研联合体
Tianjin Agricultural College
Productive-teaching-researching Association

Certificates & Awards


会员证书
兹批准 天津市必佳动物科技药业有限公司
为中国动物保健品协会会员。
中国动物保健品协会

Membership Certificate from the China Association of Health


天津农学院
产学研联合体
Tianjin Agricultural College
Productive-teaching-researching Association


中华人民共和国
PEOPLE'S REPUBLIC OF CHINA
兽药 GMP 证书


高新技术企业认定证书
企业名称：天津市必佳动物科技药业有限公司
统一编号：
有效期二年

High-Technology Certificate




证书


荣誉证书


一等奖




证书


证书

Competitive Advantages

- **Technology Advantage**
  - Interferon-γ
  - Compound vitamin preparation is researched and developed independently by the Company.
  - Market exclusivity products with "National New Veterinary Drug" certification have no competitors.
  - All future products will have same competitive advantage.

- **Cost and Price Advantage (USD)***
  - IFN-γ $14.71 per injection for use on 1,000 chickens. Cost per usages is only $0.01.
  - Compound vitamin preparation is $29.29 (1000 ml) per bottle compared to other vitamins $32.25-41.05 per kg.

- **Growth Advantage**
  - Existing country-wide sales and distribution infrastructure in place.
  - 160 city-level distributors, 800 county distributors, and 1,100 town-level distributors.
  - Recurring revenue model with existing clients. Existing clients routinely re-order staple products and are encouraged to try new products.
  - New products complement existing products: 60% are new products, 40% are improved versions of existing products.
  - Farmers (customers) recognize the need and rely on Niusule's animal health education when purchasing products (technologist available to train customers).
  - Industry growing at exponential rates.

* Conversion rate is $1 USD = 6.8285 RMB

Growth Strategy

- Continue developing animal health products
- Maintain existing client base for additional product sales and continue sales outreach.
- Strategic acquisitions in animal-health space
- Form strong strategic partnerships with research institutions and animal feed associations
- Identify appropriate acquisition candidates






Financial Highlights

Balance Sheet Summary*	
Cash	$1.77MM
Current Assets	$6.62MM
Current Liabilities	$4.63MM
Current Revenues	$2.53MM

* As of March 31, 2010

Acquisition of Animal Health Division Tianjin Behigh Drives Quarterly Growth

✓ Revenues increased to $2.53MM

✓ Gross profit increased to $1.06MM

✓ Net income increased to $0.59MM



Business:

- New sales 30%, new clients 40%
- Recurring revenue 70%, existing clients 60%
- Powder and injection products drive largest sales.

Management Team

Amy Qinghua Hu, CEO,CFO & Chairman of the Board of Niusule Bioengineering Corp.

Prior to joining, Niusule Ms. Hu was CEO of Zhejiang Niusule Biotech Corp., a company engaged in the business of agricultural cultivation, production, sale and storage of food products. She has also served as General Manager of Architecture of Metropolitan Post and was Department Director of China Petroleum and Chemical Company in Shenzhen, China.

Peizhu Fan, Director & President of Tianjin Behigh Pharmaceutical Co., Ltd.

Mr. Fan owns 20+ invention patents and serves as Executive Director of the China Animal Health Products Association and Vice President of the Tianjin Xiqing District Federation of Industry & Commerce. He holds a bachelor's degree from China University in Political Science.

Jeffrey Tsang, Director

Prior to joining Niusule, Mr. Tsang was President at AMP (USA) Co., Ltd. He was President at UBL Corporation, a software engineering company. Mr. Tsang was also Marketing Manager Syntechs.

Huifeng Dong, Chief Marketing Officer

Prior to joining Niusule, Mr. Dong was General Manager of Dingzheng Animal Pharmaceutical (Tianjin) Co., Ltd., an animal pharmaceutical company. He received a Bachelor of Agricultural Science from Tianjin Agricultural College.

Shanjing Yao , Chief Technology Officer

Mr. Yao is also the Department Head of Chemical and Biochemical Engineering at Zhejiang University. He has duplicated four books and received 18 national invention patents. He holds a Bachelor of Engineering degree and a Master of Science from the Zhejiang University. Mr. Yao holds a Dr. rer. Nat from the Technical University of Berlin.

Fang He, Director and Manager of Niusule Bioengineering (Hangzhou) Co., Ltd.

Prior to joining Niusule, Ms. He was Manager of Export Department of Zhejiang Arts & Crafts Import & Export Co., Ltd., an arts & crafts importer and exporter. Ms. He holds a Bachelor of Arts degree from Wuhan University.

Investment Highlights

- ✓ Animal health market segment growing rapidly.
- ✓ Strong demand for quality food sources, especially in Asia.
- ✓ Minimum 3-5 year lead ahead over competing products.
- ✓ Extensive R&D pipeline.
- ✓ Diversified products and loyal customer base.
- ✓ Undervalued by Wall Street.


Niusule Bio
Niusule Biotech

Investor Contact

CORPORATE:

Niusule Biotech Corp.

Jeffrey Tsang, Director

Tel: 626-446-4688

j.tsang@niusule.com

INVESTOR RELATIONS:

Cooper Global Communications

Richard E. Cooper, Chairman

Jennifer K. Zimmons, Ph.D., Managing Director

Tel: 212-317-1400

rcooper@cooperglobalcommunications.com

jzimmons@cooperglobalcommunications.com